UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2024

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

677 Washington Blvd, Ste. 1100	Stamford	Connecticut	06901
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (203) 905-2410
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange

2.875% Notes due 2024	PM24	New York Stock Exchange
0.625% Notes due 2024	PM24B	New York Stock Exchange
3.250% Notes due 2024	PM24A	New York Stock Exchange
2.750% Notes due 2025	PM25	New York Stock Exchange
3.375% Notes due 2025	PM25A	New York Stock Exchange
2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 8, 2024, Philip Morris International Inc. (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”). On the record date of March 15, 2024, there were 1,554,551,026 shares of common stock issued and outstanding. At the Annual Meeting a quorum of 1,243,484,160 shares of common stock was represented in person or by proxy. The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of Directors of the Company.

Name	For	Against	Abstain	Broker Non-Vote
Brant Bonin Bough	1,066,926,786	4,544,467	1,482,698	170,530,209
André Calantzopoulos	1,058,078,440	13,604,354	1,271,157	170,530,209
Michel Combes	1,058,123,946	13,360,082	1,469,923	170,530,209
Juan José Daboub	1,065,375,404	6,073,784	1,504,763	170,530,209
Werner Geissler	1,029,110,665	42,225,100	1,618,186	170,530,209
Victoria Harker	1,068,307,283	3,247,442	1,399,226	170,530,209
Lisa A. Hook	1,057,151,303	14,580,292	1,222,356	170,530,209
Kalpana Morparia	1,010,372,481	59,830,706	2,750,764	170,530,209
Jacek Olczak	1,068,020,188	3,706,200	1,227,563	170,530,209
Robert B. Polet	1,055,013,061	15,295,419	2,645,471	170,530,209
Dessislava Temperley	1,032,402,299	39,001,498	1,550,154	170,530,209
Shlomo Yanai	1,058,765,688	12,689,053	1,499,210	170,530,209

All director nominees were duly elected.

Proposal 2: Advisory Vote Approving Executive Compensation.

For	Against	Abstain	Broker Non-Vote
990,222,980	75,919,775	6,811,196	170,530,209

The proposal was approved on an advisory basis.

Proposal 3: Ratification of the Selection of PricewaterhouseCoopers SA as Independent Auditors for the fiscal year ending December 31, 2024.

For	Against	Abstain
1,224,834,206	16,409,857	2,240,097

The proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ DARLENE QUASHIE HENRY
Name:	Darlene Quashie Henry
Title:	Vice President, Associate General Counsel & Corporate Secretary
Date: May 9, 2024